United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 9, 2022

Date of Report (Date of earliest event reported)

AGBA Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1108, 11th Floor, Block B New Mandarin Plaza, 14 Science Museum Road Tsimshatsui East, Kowloon, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 6872 0258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	AGBAU	NASDAQ Capital Market
Ordinary Shares	AGBA	NASDAQ Capital Market
Warrants	AGBAW	NASDAQ Capital Market
Rights	AGBAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

Forward Share Purchase Agreement

As previously disclosed, AGBA Acquisition Limited, a British Virgin Islands business company (“AGBA” or the “Acquiror”), its subsidiaries, AGBA Merger Sub I Limited and AGBA Merger Sub II Limited, TAG Holdings Limited (“TAG”) and certain of TAG’s wholly owned subsidiaries - OnePlatform Holdings Limited, TAG Asia Capital Holdings Limited (“Fintech”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), and OnePlatform International Limited (“HKSub”) entered into a business combination agreement on November 3, 2021, which was subsequently amended on November 18, 2021, January 4, 2022, May 4, 2022, and October 21, 2022, and as may be further amended, supplemented, or otherwise modified from time to time (the “Business Combination Agreement”). On August 29, 2022, parties to the Business Combination Agreement entered into a Waiver Agreement, pursuant to which certain conditions to Closing were waived. On October 21, 2022, the parties to the Business Combination Agreement executed a Waiver and Amendment Agreement, whereby they made further amendments to the Business Combination Agreement and waived certain conditions to Closing. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Business Combination Agreement.

On November 9, 2022, AGBA, TAG, Fintech, B2B, B2BSub and HKSub entered into a Forward Share Purchase Agreement (the “Meteora Backstop Agreement”) with Meteora Special Opportunity Fund I, LP, Meteora Select Trading Opportunities Master, LP, and Meteora Capital Partners, LP (collectively, “Meteora”). Pursuant to the Meteora Backstop Agreement, Meteora has agreed to purchase up to 2,500,000 AGBA Ordinary Shares in the open market at prices no higher than the redemption price, including from other AGBA shareholders that elected to redeem and subsequently revoked their prior elections to redeem their shares, following the expiration of AGBA’s redemption offer. AGBA has agreed to purchase those shares from Meteora on a forward basis, up to the lesser of (i) that number of AGBA shares then held by Meteora, and (ii) the difference of (x) the number of shares held by Meteora at Closing (which shall be no more than 2,500,000 Ordinary Shares in the aggregate) minus (y) that number of shares equal to (I) the product of (A) $0.12, multiplied by (B) the number of shares held by the Meteora at Closing (such product, the “Commitment Share Value”), divided by (II) the VWAP Price (as defined below) for the preceding 30 trading days ending on the day that is 30 days following the Closing (the number of shares derived in (y), the “Commitment Shares”, and the lesser of (1) and (2), the “Puttable Shares”), unless otherwise agreed to in writing by all Parties, at a price per Share equal to the sum of (i) the redemption price as contemplated by the Definitive Proxy Statement (the “Redemption Price”), plus (ii) $0.45 (the sum of (i) and (ii), the “Base Price”), plus (iii) the result of (X) the Base Price, multiplied by (Y) the number of Commitment Shares, divided by (Z) the number of Puttable Shares (such sum of (i), (ii) and (iii), the “Shares Purchase Price”); provided that the Shares Purchase Price will be reduced by $0.15 for the first full calendar quarter after 90 days following the Closing sooner than the Put Date that the Put occurs if the Put does so occur, plus an additional reduction of $0.10 if the Put occurs before 90 days following the Closing. The purchase price payable by AGBA will be escrowed in the amount of the redemption price per share. At the election of AGBA, $0.45 of the Shares Purchase Price can be paid using Ordinary Shares rather than cash.

The Meteora Backstop Agreement matures nine (9) months after the closing of the Business Combination. The maturity date may be accelerated by Meteora if (i) the AGBA Ordinary Shares are delisted from a qualified exchange, (ii) the Meteora Backstop Agreement is terminated for any reason after the closing of the Business Combination, or (iii) during any 30 consecutive trading day period at least 90 days following the Closing of the Business Combination, the volume weighted average price (the “VWAP”) of the AGBA shares for 10 trading days during such period shall be less than $3.50 per Ordinary Share. At maturity, any remaining shares subject to the forward transaction will be purchased by AGBA with the remaining escrowed funds released to Meteora. During the term of the transaction, Meteora may elect to sell some or all of the shares subject to the transaction to third parties, after which those shares will no longer be subject to the repurchase by AGBA, and in such event AGBA will receive a portion of the escrowed funds.

AGBA shall reimburse Meteora for all reasonable and necessary brokerage commissions incurred in connection with Meteora’s acquisition of the shares under the Meteora Backstop Agreement, in an amount not to exceed $0.05 per Share and $0.02 per disposition of each share. Furthermore, AGBA will pay Meteora $110,000 in cash at the Closing of the Business Combination.

The purpose of the Meteora Backstop Agreement is to ensure that certain Nasdaq initial listing requirements will be met at Closing of the Business Combination and therefore, increasing the likelihood that the Business Combination will close.

A copy of the Meteora Backstop Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, the foregoing description is only a summary of the Meteora Backstop Agreement and is qualified in its entirety by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K, with respect to the Meteora Backstop Agreement, is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K to the extent required.

Important Information and Where to Find It

In connection with the proposed business combination described herein, AGBA has filed with the SEC, and mailed the definitive proxy statement and a proxy card on October 28, 2022 to shareholders of AGBA as of the record date of October 6, 2022 for the shareholders’ meeting to be held on November 10, 2022 relating to the business combination and other transactions contemplated by the Business Combination Agreement dated November 3, 2021, as amended. INVESTORS AND SECURITY HOLDERS OF AGBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT AGBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGBA, AGBA’S SUBSIDIARIES, TAG, TAG SUBSIDIARIES AND THE BUSINESS COMBINATION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by AGBA with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in Solicitation

AGBA, AGBA Merger Sub I Limited, AGBA Merger Sub II Limited, TAG, the subsidiaries of TAG that are party to the business combination, and all their respective directors, executive officers, and employees, and other persons may be deemed participants in the solicitation of proxies from the holders of AGBA ordinary shares in respect to the business combination. A list of the names of those directors and executive officers, a description of their interests in AGBA and other information regarding the interest of such participants are included in the definitive proxy statement for the proposed business combination, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing and all of which are available and accessible at SEC’s website (www.sec.gov) for free of charge.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Forward Share Purchase Agreement, dated as of November 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2022

AGBA ACQUISITION LIMITED

By:	/s/ Gordon Lee
Name:	Gordon Lee
Title:	Chief Executive Officer

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